UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 29, 2020

Cardtronics plc
(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2050 West Sam Houston Parkway South, Suite 1300, Houston, Texas	77042
(Address of principal executive offices)	Zip Code

(832) 308-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	CATM	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Schedule 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2020, Cardtronics plc, a public limited company organized under English law (the “Company”), entered into a new term loan facility (the “Term Loan B”), by and among the Company, certain of its subsidiaries (including Cardtronics USA, Inc., as borrower (the “Borrower”)), the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, pursuant to which the lenders advanced $500 million aggregate principal amount to the Borrower. The Company intends to use the proceeds of the Term Loan B (i) to repay all outstanding borrowings under its Revolving Credit Agreement (as defined below), (ii) to retire its outstanding convertible notes due December 2020 and (iii) for working capital needs and general corporate purposes.

Key terms of the Term Loan B include:

•A maturity date of June 29, 2027
•Interest rate of LIBOR plus 400 basis points, with 1.00% LIBOR floor
•An original issue discount of 175 basis points
•Amortization at 1% per annum, payable quarterly
•No financial covenants
•Various customary covenants restricting the Company’s investment, indebtedness, and payment capacity

Also on June 29, 2020, the Company entered into a third amendment (the “Third Amendment”) to its second amended and restated credit agreement (the “Revolving Credit Agreement” and as amended by the Third Amendment, the “Amended Revolving Credit Agreement”), by and among the Company, the Borrower, certain of their respective subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the Third Amendment, the aggregate revolving commitments and letters of credit available to the Company under the Revolving Credit Agreement were reduced from $750 million to $600 million. The proceeds of borrowings under the Amended Revolving Credit Agreement are available to fund working capital needs and other general corporate purposes. The maturity date of the Amended Revolving Credit Agreement remains unchanged, at September 19, 2024. As of June 29, 2020, using the proceeds of the Term Loan B, the Company fully repaid outstanding borrowings under the Revolving Credit Agreement.

The Third Amendment modified various terms, conditions and covenants of the Revolving Credit Agreement. Key financial covenants remain in place (including an Interest Coverage Ratio covenant and a Total Net Leverage Ratio covenant, the latter of which is subject to certain adjustments). The Third Amendment maintained the addition from the second amendment to the Revolving Credit Agreement, dated May 29, 2020, providing for a “Restricted Period” through the earlier of (a) October 1, 2021; or (b) the date on which (i) the Company terminates the Restricted Period at its election and (ii) the Total Net Leverage Ratio does not exceed 4.50 to 1.0. During the Restricted Period, the Second Amendment provides for adjustments to the Total Net Leverage Ratio covenant as follows:

•For the fiscal quarters ending June 30, 2020, and September 30, 2020, the Total Net Leverage Ratio shall not exceed 4.25 to 1.0;
•For the fiscal quarter ending December 31, 2020, the Total Net Leverage Ratio shall not exceed 5.25 to 1.0;
•For the fiscal quarter ending March 31, 2021, the Total Net Leverage Ratio shall not exceed 5.50 to 1.0;
•For the fiscal quarter ending June 30, 2021, the Total Net Leverage Ratio shall not exceed 5.25 to 1.0; and
•For the fiscal quarter ending September 30, 2021, the Total Net Leverage Ratio shall not exceed 5.0 to 1.0.

Following the Restricted Period, the Company shall not permit the Total Net Leverage ratio to exceed 4.50 to 1.0.

The foregoing descriptions of the Term Loan B and Third Amendment do not purport to be complete and are qualified in their entirety by reference to the Term Loan B and the Third Amendment, which will be filed as exhibits to the Company's Quarterly Report on Form 10-Q for the second quarter of 2020.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On June 30, 2020, Cardtronics plc (the "Company') issued a press release announcing the Term Loan B and Third Amendment to Revolving Credit Agreement.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished pursuant to this Item 7.01 will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and it will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Form 8-K”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended and are intended to be covered by the safe harbor provisions thereof. . Forward-looking statements can be identified by words such as "project," "believe," "estimate," "expect," "future," "anticipate," "intend," "contemplate," "foresee," "would," "could," "plan," and similar expressions that are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effect on the Company, including with respect to the Company’s available liquidity, the Company’s repayment of outstanding debt, the Company’s operational and financial performance and recent trends, the Company’s capital structure, impact of COVID-19 on the Company’s business, the duration of the impact of COVID-19 on the Company and the Company’s ability to mitigate such impacts and the Company’s pursuit of growth opportunities, and there can be no assurance that future developments affecting the Company will be those that are anticipated. All comments concerning the Company’s expectations for future revenues and operating results are based on its estimates for its existing operations and do not include the potential impact of any future acquisitions. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond its control) and assumptions that could cause actual results to differ materially from its historical experience and present expectations or projections. Risk factors that may affect the Company’s results are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and those set forth from time-to-time in other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements contained in this Form 8-K, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

Item 9.01 Exhibits.

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit	Description of the Exhibit
Number
99.1	Press release dated June 30, 2020
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS PLC

	By:	/s/ Gary W. Ferrera
Gary W. Ferrera
Chief Financial Officer
June 30, 2020

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